UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2024

____________________________

MURPHY OIL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

____________________________

Delaware	1-8590	71-0361522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9805 Katy Fwy, Suite G-200 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 675-9000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced by Murphy Oil Corporation (the “Company”) on October 2, 2024, Roger W. Jenkins will retire as the Company’s Chief Executive Officer and from the Board of Directors, effective December 31, 2024. Effective January 1, 2025, Eric M. Hambly will become the Company’s President and Chief Executive Officer and a member of the Board of Directors.

On December 3, 2024, the Compensation Committee of the Company’s Board of Directors took the following actions:

•	In order to facilitate the transition of his duties to Mr. Hambly, following his retirement as Chief Executive Officer, Mr. Jenkins will serve as a non-executive full-time employee of the Company through December 31, 2025, during which time he will receive his regular salary. At the close of business on December 31, 2025, Mr. Jenkins will retire from employment with the Company.

•	Effective with his promotion to President and Chief Executive Officer on January 1, 2025, Mr. Hambly’s salary will be increased to $950,000, his target bonus under the Company’s Annual Incentive Plan will be increased to 125% of base salary and the target grant date value of his annual long-term incentive award (consisting of 75% PSUs and 25% RSUs) will be increased to $5.4 million.

•	Further, in connection with his promotion, the initial term of Mr. Hambly’s Severance Protection Agreement (a form of which is filed as Exhibit 10.38 to the Company’s 10-Q filed on August 8, 2024) will recommence effective January 1, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2024	MURPHY OIL CORPORATION

	By:	/s/ Paul D. Vaughan
		Name:	Paul D. Vaughan
		Title:	Vice President and Controller